UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

Infinium Labs, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50535	65-1048794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1191 Second Avenue, 5th Floor, Seattle, WA 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (206) 393-3000

2033 Main Street, Suite 309, Sarasota, FL 34237
(Former name of former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

See Item 3.02 below.

Section 2 Financial Information

Item 2.03 Creation of a Direct Financial Obligation.

See Item 3.02 below.

Section 3 Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On August 15, 2005, Infinium entered into a Separation and Release Agreement (the “Agreement”) with Timothy Roberts pursuant to which Mr. Roberts resigned as the Chief Executive Officer and Acting Chief Financial Officer of Infinium, effective as of August 15, 2005. Mr. Roberts will remain a Director of Infinium. The Agreement was entered into between the parties prior to Kevin Bachus, Infinium’s President and Chief Operating Officer, being appointed as the Chief Executive Officer, Chief Financial Officer and a Director of Infinium (as further described under Item 5.02 below).

Under the Agreement, Infinium will accelerate the vesting of options to purchase 10,000,000 shares of its common stock at an exercise price of $0.07 per share which were granted to Mr. Roberts pursuant to his employment agreement. Further, Infinium agreed to pay a partial cash severance payment to Mr. Roberts in an amount equal to $250,000 in 12 equal monthly installments, commencing September 1, 2005. In lieu of the balance of the cash severance payment, Infinium issued 10,000,000 shares of its restricted common stock to Mr. Roberts. The aforementioned securities were issued in reliance upon the exemption afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Mr. Roberts agreed to release and forever discharge Infinium from any and all claims, demands, causes of action, claims for relief, and damages, of whatever kind or nature, known or unknown, which Mr. Roberts had, now has or may hereinafter have from the beginning of the world to the date of this Agreement, including, without limitation, all claims and all rights which Mr. Roberts may have under any and all federal, state and local laws and statutes which regulate employment, and the laws of contracts, tort and other subjects. In addition, Mr. Roberts agreed that he will not directly or indirectly:

•
disparage, interfere with or attempt to interfere with, Infinium’s reputation, goodwill, services, business and/or Infinium’s stockholders, directors, officers, employees, agents, representatives and any affiliates; or

•
engage in any conduct, take any actions or make any statements (oral or written) to the public, future employers, customers, vendors, the investment community, the media, current, former or future employees of Infinium, or any other third party whatsoever that is calculated to have, or reasonably likely or possibly having, the effect of undermining, disparaging or otherwise reflecting negatively or could reasonably be considered to undermine, disparage or reflect negatively, on Infinium, its reputation, goodwill, services, business and/or Infinium’s stockholders, directors, officers, employees, agents, representatives and any affiliates.

Section 5  Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 15, 2005, Timothy Roberts resigned as the Chief Executive Officer and Acting Chief Financial Officer of Infinium Labs, Inc. ("Infinium"). Mr. Roberts will remain a Director of Infinium. In addition, on August 15, 2005, Kevin Bachus, Infinium’s President and Chief Operating Officer, was appointed as the Chief Executive Officer, Chief Financial Officer and a Director of Infinium. There are no understandings or arrangements between Mr. Bachus and any other person pursuant to which Mr. Bachus was selected as an officer. Mr. Bachus does not have any family relationship with any director, executive officer or person nominated or chosen by Infinium to become a director or executive officer.

Kevin Bachus became our President and Chief Operating Officer in January 2004. From 1999 through September 2003, Mr. Bachus was Vice President, Publishing of Capital Entertainment Group, of which he was a co-founder. Capital Entertainment Group provided funding and guidance to video game developers for development projects, as well as, selling complete or near-complete projects to publishers allowing developers to focus on working on the game, and cutting down the amount of input a publisher needed to the development process itself. From 1997 through 2001 Mr. Bachus held various positions at Microsoft Corporation. While at Microsoft, Mr. Bachus was a founding member of the Xbox project team where he was instrumental in the development and funding of the Xbox videogame console. Mr. Bachus served as the first director of third party relations and led efforts that brought the hottest games to XBOX from more than 200 of the world's leading developers and publishers. Mr. Bachus previously served as the group product manager for DirectX, where he was responsible for promoting Windows as an entertainment vehicle and ensuring that the DirectX suite of tools became the primary choice for games and multimedia developers. DirectX is a Microsoft Windows technology that enables higher performance in graphics and sound when you're playing games or watching video on your PC (Personal Computer).

On August 16, 2005, we issued a press release announcing the appointment of Kevin Bachus as Infinium’s Chief Executive Officer, Chief Financial Officer and Director, and the resignation of Timothy Roberts as Infinium’s Chief Executive Officer and Acting Chief Financial Officer. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Separation and Release Agreement dated as of August 15, 2005 by and between Infinium Labs, Inc. and Timothy M. Roberts.

99.1	Press release, dated August 16, 2005, issued by Infinium Labs, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinium Labs, Inc.

August 19, 2005	By:	/s/ Kevin Bachus
Kevin Bachus
President